Investor Day | 2021

Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, legislative and regulatory changes, including changes to the Internal Revenue Code of 1986, as amended (the “Code”), and related rules, regulations and interpretations governing the taxation of REITs; and limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income (loss) before interest expense and amortization of loan costs, depreciation and amortization, income taxes, equity in (earnings) loss of unconsolidated entity and after the Company’s portion of EBITDA of OpenKey. In addition, we excluded impairment on real estate, (gain) loss on insurance settlement and disposition of assets and Company’s portion of EBITDA of OpenKey from EBITDA to calculate EBITDA for real estate, or EBITDAre, as defined by NAREIT. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's Hotel EBITDA minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Our business has been and will continue to be materially adversely affected by the impact of, and the public perception of a risk of, a pandemic disease. In December 2019, a novel strain of coronavirus (COVID-19) was identified in Wuhan, China, which has subsequently spread to other regions of the world, and has resulted in increased travel restrictions and extended shutdown of certain businesses in affected regions, including in nearly every state in the United States. Since late February, we have experienced a significant decline in occupancy and RevPAR and we expect the significant occupancy and RevPAR reduction associated with the novel coronavirus (COVID-19) to likely continue as we are recording significant reservation cancellations as well as a significant reduction in new reservations relative to prior expectations. The continued outbreak of the virus in the U.S. has and will likely continue to further reduce travel and demand at our hotels. The prolonged occurrence of the virus has resulted in health or other government authorities imposing widespread restrictions on travel or other market impacts. The hotel industry and our portfolio have and we expect will continue to experience the postponement or cancellation of a significant number of business conferences and similar events. At this time those restrictions are very fluid and evolving. We have been and will continue to be negatively impacted by those restrictions. Given that the type, degree and length of such restrictions are not known at this time, we cannot predict the overall impact of such restrictions on us or the overall economic environment. In addition, even after the restrictions are lifted, the propensity of people to travel and for businesses to hold conferences will likely remain below historical levels for an additional period of time that is difficult to predict. We may also face increased risk of litigation if we have guests or employees who become ill due to COVID-19. As such, the impact these restrictions may have on our financial position, operating results and liquidity cannot be reasonably estimated at this time, but the impact will likely be material. Additionally, the public perception of a risk of a pandemic or media coverage of these diseases, or public perception of health risks linked to perceived regional food and beverage safety has materially further adversely affected us by reducing demand for our hotels. These events have resulted in a sustained, significant drop in demand for our hotels and could have a material adverse effect on us. Prior to investing in Braemar, potential investors should carefully review Braemar’s periodic filings with the Securities and Exchange Commission, including, but not limited to, Braemar’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors included therein. BHR | Page 2

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet & Leverage Strategy Looking Ahead BHR | Page 3 Investor Day Agenda

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix BHR | Page 4 High Quality Portfolio Marriott Seattle Hilton Torrey Pines Park Hyatt Beaver Creek Sofitel Chicago The Notary Capital Hilton Ritz-Carlton Sarasota Ritz-Carlton St. Thomas Pier House Resort & Spa Ritz-Carlton Lake Tahoe The Clancy Bardessono Hotel Hotel Yountville Mr. C Beverly Hills Key Takeaways • High barriers to entry • Geographically diversified • High exposure to luxury resorts Resorts Urban

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix The Ritz-Carlton St. Thomas St. Thomas, USVI BHR | Page 5

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix 1) [Footnote] The Ritz-Carlton Lake Tahoe Truckee, CA BHR | Page 6

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix 1) [Footnote] The Ritz-Carlton Sarasota Sarasota, FL BHR | Page 7

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 J a n -1 9 F e b -1 9 M a r- 1 9 A p r- 1 9 M a y -1 9 J u n -1 9 J u l- 1 9 A u g -1 9 S e p -1 9 O c t- 1 9 N o v -1 9 D e c -1 9 J a n -2 0 F e b -2 0 M a r- 2 0 A p r- 2 0 M a y -2 0 J u n -2 0 J u l- 2 0 A u g -2 0 S e p -2 0 O c t- 2 0 N o v -2 0 D e c -2 0 J a n -2 1 F e b -2 1 M a r- 2 1 A p r- 2 1 M a y -2 1 J u n -2 1 J u l- 2 1 A u g -2 1 RevPAR by Location: Trailing 28-Days Urban Suburban Airport Interstate Resort Small Metro/Town BHR | Page 8 High Quality Portfolio: Benefits from Resort Exposure

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix $- $50 $100 $150 $200 $250 $300 J a n -1 9 F e b -1 9 M a r- 1 9 A p r- 1 9 M a y -1 9 J u n -1 9 J u l- 1 9 A u g -1 9 S e p -1 9 O c t- 1 9 N o v -1 9 D e c -1 9 J a n -2 0 F e b -2 0 M a r- 2 0 A p r- 2 0 M a y -2 0 J u n -2 0 J u l- 2 0 A u g -2 0 S e p -2 0 O c t- 2 0 N o v -2 0 D e c -2 0 Ja n -2 1 F e b -2 1 M a r- 2 1 A p r- 2 1 M a y -2 1 J u n -2 1 J u l- 2 1 A u g -2 1 RevPAR by STR Chain Scale: Trailing 28-Days Luxury Chains Upper Upscale Chains Upscale Chains Upper Midscale Chains Midscale Chains Independents BHR | Page 9 High Quality Portfolio: Why We Focus on Luxury

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix Ritz-Carlton $40,863 Independent $19,032 Park Hyatt $5,168 Sofitel -$3,104 Hilton -$5,727 Marriott/ Autograph -$9,074-$20,000 -$10,000 $0 $10,000 $20,000 $30,000 $40,000 $50,000 Luxury $61,958 Upper Upscale -$14,801 $(20,000) $(10,000) $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2021 Q2 TTM Hotel EBITDA by Brand 2021 Q2 TTM Hotel EBITDA by Chain Scale 2021 Q2 TTM Room Revenue 2021 Q2 TTM Room Revenue by Location BHR | Page 10 High Quality Portfolio: Room Revenue & Hotel EBITDA 90.8% 8.1% 1.1% Transient Group Contract 16% 84% Urban Resort

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix $233 $211 $196 $189 $188 $184 $183 $171 $145 $134 $128 $106 $70 $100 $130 $160 $190 $220 $250 B H R P E B S H O D R H H T H S T P K X H R R LJ C LD T IN N A P LE 2019 RevPAR $174 $97 $88 $85 $82 $71 $71 $70 $69 $67 $65 $60 $49 $- $40 $80 $120 $160 $200 B H R H T X H R D R H H S T C LD T A P LE P E B S H O R LJ IN N P K C P LG 2021 Q2 YTD RevPAR $38 $37 $30 $30 $28 $27 $27 $23 $20 $19 $17 $15 $10 $15 $20 $25 $30 $35 $40 B H R P E B S H O X H R D R H H S T P K H T R LJ IN N C LD T A P LE 2019 Hotel EBITDA Per Room (In thousands) $12 $4 $4 $4 $3 $3 $3 $3 $3 $2 $1 $0 $0 $- $2 $4 $6 $8 $10 $12 $14 B H R A P LE H T X H R D R H C LD T H S T IN N R LJ C P LG P E B P K S H O 2021 Q2 YTD Hotel EBITDA Per Room (In thousands) BHR | Page 11 High Quality Portfolio: RevPAR and EBITDA Per Room

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix 1) [Footnote] Hilton La Jolla Torrey Pines La Jolla, CA BHR | Page 12

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix 1) [Footnote] Pier House Resort & Spa Key West, FL BHR | Page 13

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix Occupancy Ramping Up – 03/1/20 to 09/30/21 BHR | Page 14 Portfolio Position Lifts Performance 62% 53% 56% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/1 3/31 4/30 5/30 6/29 7/29 8/28 9/27 10/2711/2612/26 1/25 2/24 3/26 4/25 5/25 6/24 7/24 8/23 9/22 30-Day Avg. Occ (Resort) 30-Day Avg. Occ (Urban) 30-Day Avg. Occ (Total) Resort: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Pier House, Hilton Torrey Pines, Park Hyatt Beaver Creek, Ritz-Carlton Lake Tahoe and Ritz-Carlton Sarasota Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, and Sofitel Chicago, Mr. C Beverly Hills

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix ADR Ramping Up – 03/1/20 to 09/30/21 BHR | Page 15 Portfolio Position Lifts Performance $477 $226 $333 $0 $100 $200 $300 $400 $500 $600 $700 3/1 3/31 4/30 5/30 6/29 7/29 8/28 9/27 10/2711/2612/26 1/25 2/24 3/26 4/25 5/25 6/24 7/24 8/23 9/22 30-Day Avg. ADR % (Resort) 30-Day Avg. ADR (Urban) 30-Day Avg. ADR (Total) Resort: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Pier House, Hilton Torrey Pines, Park Hyatt Beaver Creek, Ritz-Carlton Lake Tahoe and Ritz-Carlton Sarasota Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, and Sofitel Chicago, Mr. C Beverly Hills

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix RevPAR Ramping Up – 03/1/20 to 09/30/21 Resort: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Pier House, Hilton Torrey Pines, Park Hyatt Beaver Creek, Ritz-Carlton Lake Tahoe and Ritz-Carlton Sarasota Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, and Sofitel Chicago, Mr. C Beverly Hills BHR | Page 16 Portfolio Position Lifts Performance $296 $119 $188 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 3/1 3/31 4/30 5/30 6/29 7/29 8/28 9/27 10/27 11/26 12/26 1/25 2/24 3/26 4/25 5/25 6/24 7/24 8/23 9/22 Rolling 30-Day Resort RevPAR Rolling 30-Day Rolling Urban RevPAR Rolling 30-Day Total RevPAR

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix Preliminary RevPAR Results for 2021 Q3 BHR | Page 17 Recent Performance 2021 Q3 September 56.4%OCCUPANCY $333ADR $188REVPAR 61.7%OCCUPANCY $357ADR $220REVPAR RevPAR Growth -21%VS. 2019 VS. 2020 167% RevPAR Growth -7%VS. 2019 VS. 2020 172%

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix 1) [Footnote] The Notary Hotel Philadelphia, PA BHR | Page 18

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix 1) [Footnote] Mr. C Beverly Hills Beverly Hills, CA BHR | Page 19

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix 1) [Footnote] The Clancy San Francisco, CA BHR | Page 20

BRAEMAR
HOTELS & RESORTS

Agenda
High Quality Portfolio
Portfolio Performance
Asset Management Overview
Asset Management Case Studies
Cash & Liquidity Position
Balance Sheet/Leverage
Looking Ahead
Reasons to Own BHR
Appendix

Best-In-Class Asset Management

Team Overview



Team Breakdown
Legal
2
Risk/Property Tax
4
Revenue Optimization
3
Analytics
4
Executive
1
Administration
2
Capital Management
5
Asset Managers
9

BHR | Page 21

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix Historical Portfolio Performance Hotel EBITDA Growth On Pace To Outperform Peers in 5 of Last 6 Years 2016 2.0% 3.7% 2017 0.0% 0.2% 2018 0.6% 3.1% 2019 0.3% -1.8% 2020 -114.1% -90.6% Year Peers BHR Peer Set Includes: PEB, DRH, SHO YTD Q2 2021 20.6% 293.1% Note: Peer performance shown as simple average BHR | Page 22

BRAEMAR
HOTELS & RESORTS

Agenda
High Quality Portfolio
Portfolio Performance
Asset Management Overview
Asset Management Case Studies
Cash & Liquidity Position
Balance Sheet/Leverage
Looking Ahead
Reasons to Own BHR
Appendix

The Ritz-Carlton Lake Tahoe

Post-Acquisition Outperformance

Strategy

- Increased ancillary service fees:
  - Parking: +$15, Room Service Delivery: +$3, Resort Fee, +$17
- Shortened (2019) and then removed seasonal closure (2020)
- Partnered with Mastercraft to improve Lake Club experience
- Restructured Lake Club pricing model from per room to per person
- Increased restaurant revenue 5% in first year
- Added alcohol and retail items to Café Blue, generating $133K incremental revenue
- Improved labor productivity 3% in first year

	FY 2018 Pre-Acquisition	Change	FY 2019 Post-Acquisition
Total Revenue	$42.2M	+ 9.4%	$46.2M
RevPAR	$347	+ 12.0%	$389
RevPAR Index	184.2	+15.0%	211.9

BHR | Page 23

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix The Ritz-Carlton Lake Tahoe Ski Chalet Development Strategy  Developing ultra-luxury townhomes on vacant land adjacent to hotel  Each unit contains multiple lock-offs to incentivize Ritz-Carlton rental program participation and provide additional suites East Parcel Unit Sale Price $2M-$5M Independent Buildings 7 Parcel Acreage 3.4 Additional Room Keys 38 Individual Townhomes 18 BHR | Page 24

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix Key West Pier House Resort and Spa More Than Doubled Hotel EBITDA In First 8 Years Strategy  Implemented differentiated room types to capture rate premiums  Reduced weekend group contribution, prioritizing transient ADR  Consolidated administrative and back-of-house functions with La Concha FY 2012(1) TTM June 2021 (1) AHT acquired May 2013, BHR purchased March 2014 (same asset management team) BHR | Page 25 Total Revenue $18.7M $23.2M+ 24.4% Hotel EBITDA $5.5M $12.4M+ 124.6% Hotel EBITDA Margin 29.6% 53.5%+ 80.5%

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix The Ritz-Carlton St. Thomas Insurance Settlement Propels Record Performance Strategy  Most successful insurance claim in BHR history, resulting in a complete rebuild and providing a best-in-class asset  Settlement funded structural demo and rebuild, replacement of all FF&E and operating supplies, and reimbursed all lost Hotel EBITDA $124M Total Settlement 99.2% Of $125M Policy Limit Cash advances allowed for a swift start to renovating the property New product and faster return to market made St. Thomas one of the highest grossing Ritz-Carltons by April 2021  Total Hotel ADR $1,000+ every month since March 2021 (1) Property acquired in December 2015 BHR | Page 26 9.2M 8.8M 10.6M 10.3M 11.4M 4.6M 18.0M $3 $5 $7 $9 $11 $13 $15 $17 $19 $21 2015 2016 2017 2018 2019 2020 6/2021 TTM H o te l E B IT D A ( $ M ) No Impact To Hotel EBITDA (Cash Advances Offset Loss + Reno.) Hurricane Irma Landfall and Rebuild Pandemic TTM June 2021 Hotel EBITDA +104% to FY 2016(1)

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix Bardessono Hotel and Spa Luxury Villas Development Strategy  Developed three ultra-luxury villas, opened September 2019  Unique design can be sold as three villas or one suite in total buyout  Villas are projected to generate $1.8M in room revenue in 2021  July YTD ADRs averaged $3,171, peaking at $3,584 ADR $725 $925+27.7% Hotel EBITDA $2.1M $2.9M+33.4% YTD 6/2019 YTD 6/2021Hotel Performance 62 Keys 65 Keys BHR | Page 27

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix Mr. C Beverly Hills Short-Term Opportunities For Asset Acquisition Strategy  BHR acquisition closed August 2021  Remington implemented as property manager  Updating sales and marketing with new systems and staffing  60+ point plan developed with Asset Manager, estimated to generate over $1M in stabilized annual Hotel EBITDA Market Highlights Redevelopment of Westside Pavilion with Google as anchor tenant SoFi Stadium to host Super Bowl 2022 and 2028 Olympics BHR | Page 28

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix The Ritz-Carlton Sarasota Record Setting Performance Strategy  Pricing targeted extremely strong pent-up leisure demand  Stringent cost controls propelled profitability (reduced amenities, turndown frequency, concierge)  Scaled labor expense in-line with reduced service model in pandemic Sold out of all golf and beach club memberships, worth $5.7M in annual revenue  Property has broken numerous performance records through 2021 BHR | Page 29 $12.7 $13.6 $11.5 $19.7 $10 $12 $14 $16 $18 $20 $22 2018 2019 2020 6/2021 TTM H o te l E B IT D A ( $ M ) A c q u is it io n A p r. 2 0 1 8 Pandemic TTM June 2021 Hotel EBITDA +55% from FY 2018

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix Ritz-Carlton Sarasota Golf Club Residences Development Strategy  Develop 55-60 Ritz-Carlton branded single family homes  Every home requires membership to Ritz-Carlton Golf Club  Amenity center including pool, fitness center, and pickle ball courts o Allowing hotel to potentially increase membership cap Parcel Acreage 22 Land Value $9.7M Planned Units 55-60 $645K Estimated Stabilized Annual Revenue From New Memberships BHR | Page 30

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix Class-Leading ADR Outpaced Luxury ADR For 18-Months Running(1) Strategy  BHR’s portfolio commanded a premium rate through the pandemic  By July 2021, RevPAR was positive relative to same-time 2019(1) BHR July RevPAR vs. 2019(1) +14% -60% -40% -20% 0% 20% 40% 60% 80% A D R % C h g . To 2 0 1 9 ADR Recovery(1) BHR STR Luxury Class BHR July YTD Avg. Monthly ADR Premium(1,2) +$79 Consecutive Months With ADR Premium To 2019(1,2) 18 (1) Excludes Mr. C Beverly Hills (purchased in month 18, July 2021) (2) Compared to STR Total US Luxury Class BHR | Page 31

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix Reduced Pressure From New Supply Majority of New Builds Sitting In Earlier Phases Next 12-Months 2.3% 1.3% 13-24 Months 2.0% 1.6% Forecast New Supply In BHR Markets February 2020 July 2021 Percentage of STR U.S. New Supply Pipeline by Category Abandoned 7% 6% Unconfirmed 2% 2% Deferred 3% 9% Planning 29% 34% Final Planning 32% 25% In Construction 27% 23% Pipeline Likely To Actualize February 2020 July 2021 Pipeline Unlikely To Actualize February 2020 July 2021 Imminent Keys Down 15% BHR | Page 32

BRAEMAR
HOTELS & RESORTS

Agenda
High Quality Portfolio
Portfolio Performance
Asset Management Overview
Asset Management Case Studies
Cash & Liquidity Position
Balance Sheet/Leverage
Looking Ahead
Reasons to Own BHR
Appendix

RevPAR Outperformance

BHR's RevPAR Primed to Break Historical Records

Strategy

Four of BHR's assets have outperformed their historical 2019 RevPAR through the first half of 2021, pushing the portfolio's growth ahead of its peers(1)

Q2 2021 YTD RevPAR Growth(1)	
Braemar	+54%
Peer Set(1)	+2%

+52% RevPAR Growth

Properties Below 2019 RevPAR

- Capital Hilton
- The Clancy
- Hilton La Jolla Torrey Pines
- Hotel Yountville
- Marriott Seattle Waterfront
- The Notary Hotel
- Park Hyatt Beaver Creek
- The Ritz-Carlton Lake Tahoe
- Mr. C Beverly Hills
- Sofitel Chicago

Properties Outperforming 2019 RevPAR

The Ritz-Carlton St. Thomas	+180%
The Ritz-Carlton Sarasota	+41%
Pier House Resort and Spa	+13%
Bardessono Hotel and Spa	+8%

RevPAR vs. Q2 2019: +56%

Significant RevPAR Runway Ahead

(1) YTD 6/2021 vs. YTD 6/2020; peer set includes PEB, DRH, SHO; shown as simple average

BHR | Page 33

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix 1) [Footnote] Bardessono Hotel & Spa Yountville, CA BHR | Page 34

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix 1) [Footnote] Sofitel Chicago Magnificent Mile Chicago, IL BHR | Page 35

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix Marriott Seattle Waterfront Seattle, WA BHR | Page 36

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix (1) As of 6/30/21 (2) Q2 2021 YTD BHR | Page 37 Cash & Liquidity Position(1) Cash Position Highlights  Positive Cash flow  Ample liquidity  Holding 20% of gross debt in cash vs. 10% target $36.2MADJ. EBITDARE ($12.7M)INTEREST EXPENSE CASH FLOW $10.1M ($13.4M)PREFERRED DIVIDENDS + CAPEX Operating Cash Flow(2) $157.7M CASH & CASH EQUIVALENTS $57.4MRESTRICTED CASH TOTAL CASH $236.6M $21.5MDUE FROM 3RD PARTY MANAGERS Available Liquidity

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix (1) As of 6/30/2021, adjusted for recent extension for Hotel Yountville and Bardessono Hotel; Pro Forma for Mr. C (2) Assumes extension options are exercised. There can be no guaranty that extension options are exercisable on or before maturity. In the event one or more extensions are not exercisable we will be subject to the prevailing conditions of the debt markets at that time, which could result in increased or decreased borrowing cost or the inability to borrow at all. In such case, our ability to repay the amounts owed under the debt arrangements may not be feasible or could have a negative impact on our financial performance BHR | Page 38 Leverage Strategy & Debt Position Strategy • Delever to 35% Net Debt to Gross Assets • Proactive strategy to opportunistically refinance and extend maturities • Long-standing lender relationships • Primarily non-recourse debt • Primarily floating rate debt Leverage(1) $0.9BNET DEBT $1.8BGROSS ASSETS NET DEBT/GROSS ASSETS 49% Well Laddered Maturities(1)(2) $67.5 $189.0 $401.5 $435.0 $86.3 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2021 2022 2023 2024 2025 2026 (i n m ill io n s)

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix 5.0% 4.0% 2.5% 2.7% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 2018 2019 2020 2Q21 Weighted Avg. Interest rate (1) (1) Pro Forma for Mr. C Note: the use of debt potentially increases BHR’s returns, as well as the risk of losses associated with the investment -35% BHR | Page 39 Floating Rate Rationale Takeaways Floating-rate debt provides a natural hedge to hotel cash flows and maximizes flexibility in all economic environments Interest rate cuts resulted in 35% drop in weighted average interest rate. The Ritz-Carlton Sarasota Sarasota, FL

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix 1) [Footnote] Capital Hilton Washington, D.C. BHR | Page 40

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix 1) [Footnote] Hotel Yountville Yountville, CA BHR | Page 41

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix 1) [Footnote] Park Hyatt Beaver Creek Beaver Creek, CO BHR | Page 42

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix BHR | Page 43 Where To Go From Here: Acquisition Opportunities Source: Real Capital Analytics $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 Average Price per Key (Luxury Assets) Highlights • Luxury assets trending at higher valuations over time • Market disruption presents investment opportunities • Target 2-3 luxury assets per year Price Per Key $670KTREND $650K5YR. AVG. PAST 3 QS AVG. $400k

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix BHR | Page 44 Where To Go From Here: Valuation $323 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 Current Market Price Fundamental Value Price Per Room Analysis ($ in millions) Value of Equity assuming $650K/Room Current Market Cap at $400K/Room Preferred Equity Debt Highlights • Intrinsic value could be as high as $650K/Room • Implied Hotel Equity would be $1.3B vs ~$300M currently The Ritz-Carlton St. Thomas St. Thomas, USVI $1,300

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix BHR | Page 45 Where To Go From Here: 3-Year Plan Highlights • Capitalize on accelerated portfolio recovery • Raise capital via our own in-house broker dealer • Acquire 2 or 3 assets per year • Reduce leverage to 35% • Resume dividends Ritz-Carlton Lake Tahoe, Truckee, CA

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix BHR | Page 46 Reasons to Own BHR Attractive Portfolio • Highest RevPAR portfolio • Luxury resorts concentration • Low new supply exposure Best-in-Class Asset Management • Proven operating outperformance • Track record of property level value creation Strong Balance Sheet • No significant near term maturities • Ample liquidity to utilize for growth Valuation • Market vs. fundamentals disconnect • Substantial potential upside

Appendix

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix BHR | Page 48 Reconciliations of Net Income (Loss) to Comparable Hotel EBITDA Ritz-Carlton Lake Tahoe 2018 2019 Net income (loss) —$ (283)$ Non-property adjustments — — Interest income — — Interest expense — 2,294 Amortization of loan cost — 129 Depreciation and amortization — 4,426 Income tax expense (benefit) — — Non-hotel EBITDA ownership expense — 720 Hotel EBITDA including amounts attributable to noncontrolling interest — 7,286 Less: EBITDA adjustments attributable to consolidated noncontrolling interest — — Equity in earnings (loss) of unconsolidated entities — — Company's portion of EBITDA of OpenKey — — Hotel EBITDA attributable to the Company and OP unitholders —$ 7,286$ Non-comparable adjustments 8,022 778 Comparable hotel EBITDA 8,022$ 8,064$

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix BHR | Page 49 Reconciliations of Net Income (Loss) to Comparable Hotel EBITDA Key West Pier House Resort 2012 2021 Q2 TTM Net income (loss) 2,170$ 7,642$ Non-property adjustments 293 (96) Interest income (47) — Interest expense 1,626 1,605 Amortization of loan cost — 288 Depreciation and amortization 1,489 3,051 Income tax expense (benefit) — — Non-hotel EBITDA ownership expense — (70) Hotel EBITDA including amounts attributable to noncontrolling interest 5,531 12,420 Less: EBITDA adjustments attributable to consolidated noncontrolling interest — — Equity in earnings (loss) of unconsolidated entities — — Company's portion of EBITDA of OpenKey — — Hotel EBITDA attributable to the Company and OP unitholders 5,531$ 12,420$ Non-comparable adjustments — — Comparable hotel EBITDA 5,531$ 12,420$

BRAEMAR
HOTELS & RESORTS

Agenda

High Quality Portfolio

Portfolio Performance

Asset Management Overview

Asset Management Case Studies

Cash & Liquidity Position

Balance Sheet/Leverage

Looking Ahead

Reasons to Own BHR

Appendix

Reconciliations of Net Income (Loss) to Comparable Hotel EBITDA

Ritz-Carlton St. Thomas

	2015	2016	2017	2018	2019	2020	2021 Q2 TTM
Net income (loss)	$ 1,032	$ 2,661	$ 1,329	$ 5,623	$ 30,595	$ 4,844	$ 18,835
Non-property adjustments	4	43	252	—	(25,953)	(10,149)	(10,820)
Interest income	—	(3)	(4)	(1)	(2)	(1)	—
Interest expense	104	2,319	2,568	2,952	3,087	2,283	2,134
Amortization of loan cost	10	504	506	—	154	104	103
Depreciation and amortization	114	3,147	2,949	708	2,476	7,380	7,724
Income tax expense (benefit)	37	(16)	—	25	77	(83)	(24)
Non-hotel EBITDA ownership expense	188	158	2,995	984	965	246	42
Hotel EBITDA including amounts attributable to noncontrolling interest	1,489	8,813	10,595	10,291	11,399	4,624	17,994
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	—	—	—	—	—	—	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$ 1,489	$ 8,813	$ 10,595	$ 10,291	$ 11,399	$ 4,624	$ 17,994
Non-comparable adjustments	7,667	—	—	—	—	—	—
Comparable hotel EBITDA	$ 9,156	$ 8,813	$ 10,595	$ 10,291	$ 11,399	$ 4,624	$ 17,994

BHR | Page 50

BRAEMAR
HOTELS & RESORTS

Agenda

High Quality Portfolio

Portfolio Performance

Asset Management Overview

Asset Management Case Studies

Cash & Liquidity Position

Balance Sheet/Leverage

Looking Ahead

Reasons to Own BHR

Appendix

Reconciliations of Net Income (Loss) to Comparable Hotel EBITDA

Ritz-Carlton Sarasota

	2018	2019	2020	2021 Q2 TTM
Net income (loss)	$ (4,619)	$ (484)	$ (294)	$ 9,403
Non-property adjustments	—	(23)	250	1
Interest income	(42)	(69)	(29)	(21)
Interest expense	4,272	5,847	4,634	3,549
Amortization of loan cost	228	318	334	343
Depreciation and amortization	6,891	7,715	5,992	6,289
Income tax expense (benefit)	—	—	—	—
Non-hotel EBITDA ownership expense	412	322	615	159
Hotel EBITDA including amounts attributable to noncontrolling interest	7,142	13,626	11,502	19,723
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	—	—	—	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$ 7,142	$ 13,626	$ 11,502	$ 19,723
Non-comparable adjustments	5,566	—	—	—
Comparable hotel EBITDA	$ 12,708	$ 13,626	$ 11,502	$ 19,723

BHR | Page 51

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix BHR | Page 52 Reconciliations of Net Income (Loss) to Comparable Hotel EBITDA Hotel Bardessono 2019 Q2 YTD 2021 Q2 YTD Net income (loss) (740)$ 802$ Non-property adjustments — (117) Interest income — — Interest expense 1,013 515 Amortization of loan cost 68 75 Depreciation and amortization 1,591 1,365 Income tax expense (benefit) — — Non-hotel EBITDA ownership expense 214 224 Hotel EBITDA including amounts attributable to noncontrolling interest 2,146 2,864 Less: EBITDA adjustments attributable to consolidated noncontrolling interest — — Equity in earnings (loss) of unconsolidated entities — — Company's portion of EBITDA of OpenKey — — Hotel EBITDA attributable to the Company and OP unitholders 2,146$ 2,864$ Non-comparable adjustments — — Comparable hotel EBITDA 2,146$ 2,864$

BRAEMAR
HOTELS & RESORTS

Agenda

High Quality Portfolio

Portfolio Performance

Asset Management Overview

Asset Management Case Studies

Cash & Liquidity Position

Balance Sheet/Leverage

Looking Ahead

Reasons to Own BHR

Appendix

Reconciliations of Net Income (Loss) to Comparable Hotel EBITDA

All Hotels TTM June 30, 2021

	Twelve Months Ended June 30, 2021													
	Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total
Net income (loss)	$ (13,706)	$ (3,726)	$ (9,749)	$ 211	$ 7,642	$ (1,975)	$ 8	$ (10,126)	$ (19,577)	$ 9,403	$ (1,630)	$ (4,201)	$ 18,835	$ (28,591)
Non-property adjustments	-	-	-	(117)	(96)	-	-	-	-	1	1	-	(10,820)	(11,031)
Interest income	(2)	-	-	-	-	-	-	-	(2)	(21)	-	(13)	-	(38)
Interest expense	-	-	-	1,041	1,605	1,305	1,086	-	-	3,549	1,207	-	2,134	11,927
Amortization of loan cost	-	-	-	149	288	158	27	-	-	343	140	-	103	1,208
Depreciation and amortization	7,600	4,466	6,648	2,756	3,051	2,471	3,872	8,670	12,730	6,289	2,847	3,953	7,724	73,077
Income tax expense (benefit)	-	(273)	-	-	-	-	-	(13)	-	-	-	-	(24)	(310)
Non-hotel EBITDA ownership expense	40	(126)	(4)	521	(70)	93	175	(306)	53	159	583	(244)	42	916
Hotel EBITDA including amounts attributable to noncontrolling interest	(6,068)	341	(3,105)	4,561	12,420	2,052	5,168	(1,775)	(6,796)	19,723	3,148	(505)	17,994	47,158
Non-comparable adjustments	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Comparable hotel EBITDA	$ (6,068)	$ 341	$ (3,105)	$ 4,561	$ 12,420	$ 2,052	$ 5,168	$ (1,775)	$ (6,796)	$ 19,723	$ 3,148	$ (505)	$ 17,994	$ 47,158

Luxury Assets: Ritz-Carlton Sarasota, Ritz-Carlton St. Thomas, Ritz-Carlton Lake Tahoe, Park Hyatt Beaver Creek, Hotel Bardessono, Hotel Yountville, Sofitel Chicago Magnificent Mile, and Pier House.
Upper Upscale: Hilton Torrey Pines, Capital Hilton, The Clancy, The Notary, and Marriott Seattle.

BHR | Page 53

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix BHR | Page 54 Reconciliations of Net Income (Loss) to Comparable Hotel EBITDA Year-to-Date June 30, 2021 Luxury Assets: Ritz-Carlton Sarasota, Ritz-Carlton St. Thomas, Ritz-Carlton Lake Tahoe, Park Hyatt Beaver Creek, Hotel Bardessono, Hotel Yountville, Sofitel Chicago Magnificent Mile, and Pier House. Upper Upscale: Hilton Torrey Pines, Capital Hilton, The Clancy, The Notary, and Marriott Seattle. 2021 2021 June 30, 2021 2nd Quarter 1st Quarter Year-to-Date Net income (loss) $ 2,585 $ (698) $ 1,887 Non-property adjustments (386) (496) (882) Interest income (10) (8) (18) Interest expense 3,216 3,160 6,376 Amortization of loan costs 307 303 610 Depreciation and amortization 18,244 18,353 36,597 Income tax expense (benefit) 17 1 18 Non-hotel EBITDA ownership expense 755 (116) 639 Hotel EBITDA including amounts attributable to noncontrolling interest 24,728 20,499 45,227 Non-comparable adjustments - - - Comparable hotel EBITDA $ 24,728 $ 20,499 $ 45,227

Agenda High Quality Portfolio Portfolio Performance Asset Management Overview Asset Management Case Studies Cash & Liquidity Position Balance Sheet/Leverage Looking Ahead Reasons to Own BHR Appendix BHR | Page 55 Reconciliations of Net Income (Loss) to Comparable Hotel EBITDA TTM Ended December 31, 2019

BRAEMAR
HOTELS & RESORTS

Agenda
High Quality Portfolio
Portfolio Performance
Asset Management Overview
Asset Management Case Studies
Cash & Liquidity Position
Balance Sheet/Leverage
Looking Ahead
Reasons to Own BHR
Appendix

Reconciliations of Net Income (Loss) to Adjusted EBITDAre

Six Months Ended, June 30, 2021

		Six Months Ended June 30, 2021
Net income (loss)	$	(22,398)
Interest expense and amortization of loan costs		13,982
Depreciation and amortization		36,597
Income tax expense (benefit)		206
Equity in (earnings) loss of unconsolidated entity		130
Company's portion of EBITDA of OpenKey		(128)
EBITDA		28,389
(Gain) loss on insurance settlement and disposition of assets		(696)
EBITDAre		27,693
Amortization of favorable (unfavorable) contract assets (liabilities)		276
Transaction and conversion costs		1,168
Other (income) expense		—
Write-off of loan costs and exit fees		1,528
Unrealized (gain) loss on investments		—
Unrealized (gain) loss on derivatives		78
Non-cash stock/unit-based compensation		4,221
Legal, advisory and settlement costs		(427)
Advisory services incentive fee		1,637
Company's portion of adjustments to EBITDAre of OpenKey		6
Adjusted EBITDAre	$	36,180

BHR | Page 56